Exhibit 11

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-QSB of W Candy, Inc. (the "Company") for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Brian Shenkman, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, respectively, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to W Candy, Inc. and will be retained by W Candy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

May 14, 2004

By Brian Shenkman

/s/ Brian Shenkman

President, CEO

In connection with the Quarterly Report on Form 10-QSB of W Candy, Inc. (the "Company") for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Ken Shenkman as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, respectively, that:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 14, 2004

By Ken Shenkman

/s/ Ken Shenkman

CFO

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to W Candy, Inc. and will be retained by W Candy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.